UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

      PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: April 28, 2003
                        (Date of earliest event reported)

                         DREXLER TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                 0-6377                  77-0176309
--------------------------      ---------------         --------------------
(State or other jurisdiction    (Commission                 (IRS Employer
      of incorporation)          File Number)               Identification No.)


            1077 Independence Avenue, Mountain View, California 94043
               (Address of principal executive offices) (Zip Code)

        Registrant telephone number, including area code: (650) 969-7277

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)     Exhibits

          99.1 News Release dated April 28, 2003, entitled "Drexler Technology Reports Results for 2003 Fiscal Year Ended March 31, 2003 -- Fifth Consecutive Year of Profitability" is being provided under
               Item 12 of Form 8-K.

Item 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 -- RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

             The following information is being provided under Item 12 -- Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

             On April 28, 2003, Drexler Technology Corportion issued a news release to report its financial results for the fourth quarter and fiscal year ended March 31, 2003. The release is attached hereto as Exhibit 99.1 and incorporated herein by reference.






                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           Dated: May 2, 2003

                                      DREXLER TECHNOLOGY CORPORATION



                                      By    /s/ Jerome Drexler
                                          -------------------------------------
                                                      Jerome Drexler
                                          Chairman of the Board of Directors and
                                                 Chief Executive Officer

INDEX TO EXHIBITS


Exhibit Number                  Description

99.1 News Release dated April 28, 2003, entitled "Drexler Technology Reports Results for 2003 Fiscal Year Ended March 31, 2003 -- Fifth Consecutive Year of Profitability" is being provided under Item 12 of Form 8-K.